As filed with the Securities and Exchange Commission on December 4, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
(Exact name of registrant as specified in charter)

5430 LBJ Freeway, Suite 1500, Dallas, TX  75240-2675
(Address of principal executive offices) (Zip code)

Gary B. Wood
5430 LBJ Freeway, Suite 1500, Dallas, TX  75240-2675
(Name and address of agent for service)

(972)-404-1500
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2007

Date of reporting period:  09/30/2007

Item 1. Report to Stockholders.

A NO-LOAD
MUTUAL FUND

ANNUAL REPORT
Dated September 30, 2007

November 1, 2007

Dear Shareholders,

We are pleased to present the Annual report of Concorde Funds, Inc. for the fiscal year ended September 30, 2007.

Concorde Value Fund
Concorde Investment Management, the advisor for Concorde Funds, Inc. continued to generate consistent investment results from a value-based investment strategy which has the characteristics of lower risk and lower volatility, and was very much in line with the levels of returns of comparable indices over the last three (3) years.  The strategy of the Funds, which employs companies of all capitalization sizes, strives to achieve stable returns with low volatility, which is a hallmark of the value investment style employed by the Fund since its inception.

		Annualized*	Annualized*	Annualized*
	Full Fiscal Year*	3 Years Ending	5 Years Ending	10 Years Ending
	Oct 2006-Sept 2007	Sept 2007	Sept 2007	Sept 2007
Concorde Value Fund	11.24%	12.24%	12.50%	5.89%
S&P 500	16.44%	13.14%	15.45%	6.57%
Russell 2000	12.34%	13.36%	18.75%	7.22%
Wilshire 4500	19.50%	16.77%	20.30%	8.06%
NASDAQ Composite	19.62%	12.51%	18.18%	4.93%

* Source – Morningstar, Inc.; US Bancorp Fund Services, LLC

As shown in the table, the total return for the Concorde Value Fund (the "Value Fund") for the fiscal year ending September 30, 2007 was 11.24% including income and capital gains distributions.  Although this gain is consistent with the recent three and five year annualized returns, the performance lagged most of the well recognized broad based domestic stock indices.  Our analysis shows that this differential is primarily the result of underweighting by the fund in the materials, natural resources, utility, real estate and energy sectors of the indices.  Generally speaking we believe that many of the larger stocks in these sectors have become fully or overvalued and we have either totally avoided them over the last one to two years or lightened our prior positions, such as with the energy group. In addition, our concentrated portfolio philosophy often leads to meaningful deviations from broad based indices.  We believe that this strategy, consistent with our focus on holding only stocks with intrinsic value that we deem greater than current market prices, will continue to lead to consistent returns on a risk adjusted basis.

Industry groups contributing above average gains for the year include energy, capital goods, healthcare equipment, software and technology hardware.  Sectors with negative returns include materials, consumer durables and diversified financials.  Groups with modest positive contributions to the overall performance were commercial services, media, food beverage & tobacco, pharmaceutical and insurance.

Among the energy holdings, Devon Energy rose sharply as near term results were strong and investors continue to realize the long term potential of the deep water Gulf of Mexico oil prospects.  Terex, Illinois Tool Works and Textron (a new fund holding) all appreciated nicely as each benefits from strong international growth with their capital goods markets.  Also in capital goods, we closed positions in Lockheed Martin and Tyco Electronics (spun off from Tyco International) with significant long term gains.  In healthcare equipment, Covidien (also spun off from Tyco and subsequently sold) and Quest Diagnostics (a new holding) contributed gains.  Quest, which sold off significantly before our purchase, has a dominant position in laboratory testing and should benefit from the demographic wave in the U.S. and increasing healthcare access worldwide.  Oracle and Microsoft both rose as company results continued to improve and investor sentiment began to shift more favorably toward the software sector.

In the materials and consumer durables sectors, two stocks that detracted from performance the most were tied to the plunging domestic housing market.  Pulte Homes, originally purchased in mid 2006 at approximately 40% off of its 2005 highs, fell significantly after rising from our original purchase through January 2007 as the realization of the depth and longevity of the new housing downturn became more apparent.  We are holding this position in the belief that Pulte should withstand this weakness better than most competitors and still holds a diversifying asset in the Del Webb subsidiary.  Headwaters Inc. stock has suffered in 2007 from some exposure to the new construction materials market, delays in revenue development from their alternative energy segments and a quicker winding down of revenues from the chemical sales and license fees related to the tax credit driven alternative fuel business.  We are currently reviewing this position.

Sealed Air, a materials industry holding in which we realized some profits during the year, traded down as higher energy costs continued to pressure margins.  Our only other consumer durables holding in addition to Pulte is Hanesbrands, another new fund holding, and it contributed a modest positive return since our purchase in mid 2007.

Our two diversified financial holdings, Bank New York Mellon and Lehman Brothers had mixed returns.  Bank New York, after merging with Mellon during the year, had a modest gain as results continued to be strong and their outlook appeared bright.  Lehman Brothers, a long time fund holding, sold off near the end of the year as the credit market turmoil impacted the stocks and income of most major banks and investment firms.  Lehman’s earnings appear to be holding up better than most competitors and we believe the stock price is attractive at the current levels.  We realized some significant long term gains of Lehman stock during the year.

Except for capital goods, the holdings in the technology hardware group contributed the greatest toward overall performance for the year.  Agilent, Dell Inc., Diebold and EMC Corp. all added to these gains.  Dell and Diebold rose despite some short term concerns and Agilent continued its rise as the new company focus on test and measurement was perceived favorably by investors.  EMC, a new purchase in 2007, rose as the company’s core storage related businesses grew and the market began to appreciate the value of the VMWare subsidiary, which went public this summer.

Among the remaining fund holdings the following were worthy of some note. In media, CBS and Walt Disney both rose modestly and we believe both are still significantly undervalued at year end market prices.  Altria Group spun off Kraft Foods, which we sold, and now intends to split into domestic and international tobacco units.  In the pharmaceutical segment, we sold Pfizer at a loss and

Abbott Labs with a gain as the outlook for their primary business became more clouded.  Among our insurance industry holdings, we sold MBIA after its stock rose significantly last year and short term concerns warranted reducing our exposure.  We also trimmed our Delphi Financial Group position as it rose while continuing to report very consistent earnings gains.

In summary, reasonable valuations remain a key characteristic of the current marketplace.  Even though there has been good performance in the general domestic equity markets over the last couple of years, companies have also performed well within their business sectors thereby keeping valuations within reasonable ranges.  The Fund continues to be biased towards larger capitalization companies, which typically exhibit more defensive characteristics in uncertain economic times.  And also, that general characteristic (larger companies) has tended to be the sector of the broad market that had the most reasonable valuations as a group.  We are therefore focused on finding value style equity opportunities within the larger capitalization sector.  The objectives of good returns at lower volatility and risk remain principal characteristics of the individual companies chosen for inclusion in the Funds portfolio.

Thank you for your continued support. We will continue to strive for the highest professional standards of performance and stewardship in the management of the Value Fund.

Best regards,
Gary B. Wood, Ph.D.
President

Concorde Value Fund Performance Comparison 9/30/2007 Value of $10,000 Invested on 9/30/1997

AVERAGE ANNUAL TOTAL RETURN
1 Year	11.24%
3 Years	12.24%
5 Years	12.50%
10 Years	5.89%

NOTE:
The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.  This index attempts to accurately capture the performance of the universe of small capitalization common stocks.  The S&P 500 consists of 500 selected stocks, most of which are listed on the New York Stock Exchange.  It is a widely recognized unmanaged index of stock prices.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Portfolio Holdings by Sector at September 30, 2007

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of September 30, 2007.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

September 30, 2007

	Shares or
	Principal		Percent of
	Amount	Value	Net Assets
COMMON STOCKS - 92.69%
CAPITAL GOODS
Cae, Inc. (b)	20,000	$268,600	1.42%
General Electric Co.	7,000	289,800	1.53
Illinois Tool Works, Inc.	13,600	811,104	4.27
Terex Corp. (a)	10,000	890,200	4.69
Textron, Inc.	12,400	771,404	4.07
Tyco International Ltd. (b)	3,500	155,190	0.82
		3,186,298	16.80
COMMERCIAL SERVICES & SUPPLIES
Waste Management, Inc.	17,000	641,580	3.38

CONSUMER DURABLES & APPAREL
Hanesbrands, Inc. (a)	20,300	569,618	3.00
Pulte Homes, Inc.	7,000	95,270	0.50
		664,888	3.50
DIVERSIFIED FINANCIALS
Bank of New York Mellon Corp.	12,787	564,418	2.98
Lehman Brothers Holdings, Inc.	11,000	679,030	3.58
		1,243,448	6.56
ENERGY
Cimarex Energy Co.	13,200	491,700	2.59
Devon Energy Corp.	9,000	748,800	3.95
		1,240,500	6.54
FOOD BEVERAGE & TOBACCO
Altria Group, Inc.	5,200	361,556	1.91

HEALTH CARE EQUIPMENT & SERVICES
Quest Diagnostics	9,300	537,261	2.83

INSURANCE
Delphi Financial Group	13,200	533,544	2.81

MATERIALS
Headwaters, Inc. (a)	15,200	226,176	1.19
Sealed Air Corp.	17,200	439,632	2.32
		665,808	3.51
MEDIA
CBS Corp. - Class B	20,000	630,000	3.32
Comcast Corp. - Special A (a)	24,000	575,040	3.03
The Walt Disney Co.	24,500	842,555	4.44
		2,047,595	10.79

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2007

	Shares or
	Principal		Percent of
	Amount	Value	Net Assets
COMMON STOCKS - 92.69% (continued)
PHARMACEUTICALS & BIOTECHNOLOGY
Johnson & Johnson	13,500	$886,950	4.68%

RETAILING
Lowe’s Cos., Inc.	14,000	392,280	2.07

SOFTWARE & SERVICES
Fiserv, Inc. (a)	9,500	483,170	2.55
Microsoft Corp.	20,000	589,200	3.10
Oracle Corp. (a)	44,000	952,600	5.02
		2,024,970	10.67
TECHNOLOGY HARDWARE & EQUIPMENT
Agilent Technologies, Inc. (a)	16,000	590,080	3.11
Dell, Inc. (a)	24,500	676,200	3.56
Diebold, Inc.	10,000	454,200	2.39
EMC Corp. (a)	42,000	873,600	4.61
		2,594,080	13.67
TRANSPORTATION
United Parcel Service, Inc.	7,500	563,250	2.97
TOTAL COMMON STOCKS (Cost $11,494,839)		17,584,008	92.69

SHORT TERM INVESTMENTS - 7.40%
INVESTMENT COMPANIES
Federated Cash Trust Money Market, 4.14%	$461,551	461,551	2.43

U.S. TREASURY BILLS
U.S. Treasury Bill, Due 11/15/2007	300,000	298,459	1.57

VARIABLE RATE DEMAND NOTES (c)
U.S. Bank, N.A., 4.949%	400,000	400,000	2.11
Wisconsin Corporate Central Credit Union, 4.869%	244,113	244,113	1.29
		644,113	3.40
TOTAL SHORT TERM INVESTMENTS (Cost $1,404,123)		1,404,123	7.40
Total Investments (Cost $12,898,962)		18,988,131	100.09
Liabilities in Excess of Other Assets		(16,395)	(0.09)
NET ASSETS		$18,971,736	100.00%
______________
Notes:
(a)	Presently non-income producing.
(b)	Foreign issued security listed directly on a U.S. securities exchange.
(c)	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate change periodically on specified dates. The rate listed are as of September 30, 2007.

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

ASSETS
Investments in securities, at value (cost $12,898,962)	$18,988,131
Cash	163
Receivables
Dividends	18,645
Interest	4,706
Other assets	6,142
TOTAL ASSETS	19,017,787
LIABILITIES
Investment advisory fee payable	13,764
Accrued expenses	32,287
TOTAL LIABILITIES	46,051
NET ASSETS	$18,971,736
Composition of Net Assets:
Net capital paid in on shares of capital stock	$11,121,587
Undistributed net realized gains	1,760,980
Net unrealized appreciation	6,089,169
NET ASSETS	$18,971,736
Capital shares outstanding	1,031,733

Net asset value, offering price and redemption price per share	$18.39

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS

Year Ended September 30, 2007

Investment income
Dividends (net of foreign taxes withheld of $29)	$219,933
Interest	60,386
Other income (Note 5)	60,000
Total investment income	340,319
Expenses
Investment advisory fees (Note 4)	169,554
Administration fees	25,499
Fund accounting fees	23,231
Audit fees	18,131
Transfer agent fees	16,603
Legal fees	13,299
Directors fees	12,873
Printing, postage and delivery	10,501
Custodian fees	5,324
Federal and state registration fees	1,709
Other expenses	5,530
Total expenses	302,254
NET INVESTMENT INCOME	38,065
REALIZED GAIN AND UNREALIZED
APPRECIATION FROM INVESTMENTS
Net realized gain on investments in securities	1,881,082
Net change in unrealized appreciation on investments in securities	54,447
NET GAIN FROM INVESTMENTS	1,935,529
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,973,594

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2007	Sept. 30, 2006
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income	$38,065	$92,771
Net realized gain on investments	1,881,082	1,318,169
Net change in unrealized appreciation of investments	54,447	377,129
Net increase in net assets resulting from operations	1,973,594	1,788,069
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(142,986)	—
Net realized gains on investments	(1,352,929)	(885,835)
Total distributions to shareholders	(1,495,915)	(885,835)
CAPITAL SHARE TRANSACTIONS — NET	608,151	363,010
Total increase in net assets	1,085,830	1,265,244
NET ASSETS
Beginning of year	17,885,906	16,620,662
End of year (including accumulated net investment
income of $0 and $89,547, respectively)	$18,971,736	$17,885,906

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

	Year ended September 30,
	2007	2006	2005	2004	2003
PER SHARE DATA(1):
Net asset value, beginning of year	$17.94	$17.06	$15.66	$14.07	$12.79
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.09	(0.11)	(0.12)	(0.08)
Net realized and unrealized
gain on investments	1.93	1.71	2.34	1.94	1.69
Total income from
investment operations	1.97	1.80	2.23	1.82	1.61
Less distributions:
Distributions from net
investment income	(0.15)	—	—	—	(0.04)
Distributions from net realized gains	(1.37)	(0.92)	(0.83)	(0.23)	(0.29)
Total from distributions	(1.52)	(0.92)	(0.83)	(0.23)	(0.33)
Net asset value, end of year	$18.39	$17.94	$17.06	$15.66	$14.07
TOTAL RETURN	11.24%	11.00%	14.50%	13.01%	12.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$18,972	$17,886	$16,622	$14,778	$13,021
Ratio of expenses to average net assets	1.60%	1.61%	2.12%	2.08%	1.98%
Ratio of net investment income (loss)
to average net assets	0.20%	0.54%	(0.69%)	(0.76%)	(0.57%)
Portfolio turnover rate	28.56%	31.27%	21.97%	34.82%	19.83%
______________
(1)	Per share information has been calculated using the average number of shares outstanding.

The accompanying notes are an integral part of these financial highlights.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 — Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS
Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund’s Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. The Company presently has no series other than the Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VALUATION OF SECURITIES
Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services.  Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which approximates fair value.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 1 — Nature of Business and Summary of Significant Accounting Policies (continued)

SECURITY TRANSACTIONS AND RELATED INCOME
Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

OPTION WRITING
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes.  The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  For the year ended September 30, 2007, the Fund increased accumulated net investment income by $15,374 and decreased undistributed net realized gains by $15,374.  These reclassifications have no effect on net assets or net asset value per share.  Temporary differences are primarily the result of the straddle loss deferrals for tax reporting purposes.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 1 — Nature of Business and Summary of Significant Accounting Policies (continued)

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  Distributions are recorded on the ex-date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net assets values per share of the Fund.

NEW ACCOUNTING PRONOUNCEMENTS
On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48").  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Concorde Funds, Inc. tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statements reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  The adoption of FIN 48 is not expected to have a significant impact on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for the fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles form the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of September 30, 2007, the Fund does not believe the adoption of SFAS No.157 will impact the financial statements amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 — Capital Share Transactions

As of September 30, 2007, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund’s series and the remaining balance is unallocated for future use. As of September 30, 2007, capital paid-in aggregated $11,121,587.

Transactions in shares of capital stock for the year ended September 30, 2007 and September 30, 2006 were as follows:

	Year Ended		Year Ended
	September 30, 2007		September 30, 2006
	Shares	Amount	Shares	Amount
Shares sold	22,605	$416,631	24,241	$411,649
Shares issued in reinvestment of dividends	83,852	1,495,915	53,525	885,835
	106,457	1,912,546	77,766	1,297,484
Shares redeemed	(71,844)	(1,304,395)	(55,006)	(934,474)
Net increase	34,613	$608,151	22,760	$363,010

Note 3 — Investment Transactions

Cost of purchases and proceeds from sales of investment securities aggregated $5,010,406 and $5,798,114, respectively, for common stock, and cost of purchases and proceeds from sales of short-term securities and U.S. government obligations aggregated $6,617,677 and $6,355,143, respectively, for the year ended September 30, 2007.  There were no differences between the financial reporting basis and the income tax basis in the cost or the net unrealized appreciation or depreciation of the Fund’s investments as of September 30, 2007.  As of September 30, 2007 and September 30, 2006, respectively, the aggregate unrealized appreciation and depreciation of investment securities and covered call options written was as follows:

	September 30, 2007	September 30, 2006
Unrealized appreciation	$6,261,386	$6,173,059
Unrealized depreciation	(172,217)	(138,337)
Net unrealized appreciation	$6,089,169	$6,034,722

Note 4 — Investment Advisory Fees and Other Transactions with Affiliates

The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Concorde) to act as the Fund’s investment advisor. Concorde provides the Fund with investment advice and recommendations consistent with the Fund’s investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde receives an annual fee of 0.9% of the Fund’s average daily net assets, computed daily and paid on a

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 — Investment Advisory Fees and Other Transactions with Affiliates (continued)

monthly basis. The investment advisory fee was $169,554 for the year ended September 30, 2007, of which $13,764 was payable at September 30, 2007.

Certain directors and officers of the Company are also directors, officers and/or employees of Concorde.

Note 5 — Other Information

On April 27, 2004, Concorde Funds, Inc. filed a lawsuit in Texas against Value Line, Inc. and seven individuals seeking to recover damages that it suffered as a result of certain actions, including liquidation of the Concorde Income Fund, taken in preparation for consummation of an agreement under which Value Line, Inc. would become adviser to the Fund. Value Line, Inc. terminated the agreement and separate litigation was pending in New York between Concorde Financial Corporation and Value Line, Inc. relative to the breach of the agreement. That matter has been resolved and a judgment was entered in favor of Concorde Financial Corporation. Four of the defendants in the Texas case were dismissed without prejudice and the Concorde Funds, Inc. case was transferred from Texas to New York.  That matter was resolved in October 2006, a Settlement Agreement and Release was agreed upon, and the case was dismissed in accordance with the terms of the Settlement Agreement and Release.  During the year ended September 30, 2007, the Fund received $60,000 under the terms of that agreement and recorded the settlement proceeds as other income.

Note 6 — Federal Tax Information

At September 30, 2007, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments	$12,898,962
Gross tax unrealized appreciation	$6,261,386
Gross tax unrealized depreciation	(172,217)
Net tax unrealized appreciation (depreciation)	$6,089,169
Undistributed ordinary income	$—
Undistributed long-term capital gain	1,790,054
Total distributable earnings	$1,790,054
Other accumulated gains (losses)	$(29,074)
Total accumulated earnings (losses)	$7,850,149

There were no differences between the financial reporting basis and the income tax basis in the cost or the net unrealized appreciation or depreciation of the Fund’s investments as of September 30, 2007.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 — Federal Tax Information (continued)

A distribution to shareholders of $1.52 per share aggregating $1,495,915 was declared on December 20, 2006 from net investment income and net realized gains from investment transactions.  The tax character of distributions paid during the year ended September 30, 2007 and September 30, 2006 was as follows:
	September 30, 2007	September 30, 2006
Distributions paid from:
Long-term capital gain	$1,352,132	$866,090
Ordinary Income	143,783	19,745

Note 7 — Federal Tax Distribution Information

The Fund has designated 100% of the dividends declared from net investment income during the year ended September 30, 2007, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended September 30, 2007, 100% of the ordinary distributions paid by the Fund qualify for the dividend received deduction available to corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors of
Concorde Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Concorde Value Fund portfolio of Concorde Funds, Inc., including the schedule of investments in securities, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Value Fund portfolio of Concorde Funds, Inc. as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRAD A. KINDER, CPA

Flower Mound, Texas
November 14, 2007

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES
For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 404-1500 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS
Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2007 is available without charge, upon request, by calling (972) 404-1500.  Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q.  The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 404-1500, (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room.

FUND EXPENSES (Unaudited)

As a shareholder of the FUND, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other FUND expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the FUND and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended September 30, 2007.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the FUND’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the FUND’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the FUND and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  While the FUND does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expenses Paid During Period* —
	Value – 4/1/07	Value – 9/30/07	Six Months Ended 9/30/07
Actual	$1,000.00	$1,046.10	$7.82
Hypothetical (5% return before expenses)	$1,000.00	$1,017.42	$7.71
______________
*
Expenses are equal to the FUND’s annualized expense ratio of 1.525%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period ended September 30, 2007).

DIRECTORS AND OFFICERS (Unaudited)

	Position(s)	Term of Office		Other
	Held with	and Length	Principal Occupation(s)	Directorships
Name, Address and Age	the Fund	of Time Served	During Past 5 Years	Held by Director
"Disinterested Persons"
William Marcy	Director	Indefinite, until	Provost and Senior Vice President	None
Age: 65		successor elected	for Academic Affairs, Texas Tech
Address:			University.
4607 27th Street		Since 2006
Lubbock, Texas 79410

John H. Wilson	Chairman	Indefinite, until	President of U.S. Equity Corporation,	Capital Southwest
Age: 65	and Director	successor elected	a venture capital firm since 1983.	Corporation, Encore
Address:				Wire Corporation,
1500 Three Lincoln Centre		Since 1992		Palm Harbor
5430 LBJ Freeway				Homes, Inc.
Dallas, Texas 75240

"Interested Persons"
Gary B. Wood, Ph.D.*	President,	Indefinite, until	President, Secretary, Treasurer and	OmniMed Corporation
Age: 58	Chief	successor elected	a Director of the Advisor and	eOriginal, Inc.
Address:	Compliance	(as Director)	Concorde Capital Corporation, a
1500 Three Lincoln Centre	Officer,		former investment advisory firm
5430 LBJ Freeway	Treasurer and	One-year term	affiliated with the Advisor. He is
Dallas, Texas 75240	Director	(as officer)	also Chairman of the Board and
Interim CEO of International
		Since 1987	Hospital Corporation and its
subsidiaries, which owns, develops
and manages private healthcare
facilities in Mexico, Central America
and Brazil.

John A. Stetter	Secretary	One-year term	Vice President and Portfolio
Age: 52			Manager for the Advisor.
Address:		Since 1998
1500 Three Lincoln Centre
5430 LBJ Freeway
Dallas, Texas 75240
____________________
*	Dr. Wood is a director who is an "interested person" of FUND as that term is defined in the Investment Company Act of 1940.

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INVESTMENT ADVISOR
Concorde Investment Management
1500 Three Lincoln Centre
5430 LBJ Freeway
Dallas, Texas 75240

OFFICERS
Gary B. Wood, Ph.D.
President and Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 404-1500
(Fund information)

(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-294-1699.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2007	FYE 09/30/2006
Audit Fees	$16,000	$15,000
Audit-Related Fees	None	None
Tax Fees	$1,000	$2,500
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2007	FYE 09/30/2006
Registrant	None	None
Registrant’s Investment Adviser	$1,000	$1,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed November 18, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)  /s/Gary B. Wood
Gary B. Wood, President

Date  12/3/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Gary B. Wood
Gary B. Wood, President

Date  12/3/2007

By (Signature and Title)  /s/Gary B. Wood
Gary B. Wood, Treasurer

Date  12/3/2007